Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

10. SUBSEQUENT EVENTS

The Company evaluated subsequent events through the issuance date of the financial statements and determined that there have been no subsequent events except those mentioned throughout the footnotes that would require recognition in the financial statements or disclosure in the notes to the financial statements.

Subsequent to the year ended December 31, 2024, the Company received an additional $17,000 from an officer of the Company as advance payable to the related patty.

March 2025 Promissory Note

On March 31, 2025, the Company received $250,000 in a promissory note agreement with Apimeds, Inc., one of its shareholders. The Promissory Notes bear interest at 5% per annum and mature on the earlier of (a) December 31, 2026 or (b) consummation of a Qualified Offering (the “Maturity Date”). “Qualified Offering” shall mean an offering of Common Stock (and other securities potentially) resulting in the listing for trading of the Common Stock on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

The Company may prepay the March 2025 Note at any time without penalty. If any payment due on the March 2025 Note is not paid within five days after the amount becomes due, the payment shall be considered in default and the interest rate will increase by an additional 5% on the defaulted payment amount and may also, in its sole discretion, without notice or demand, declare the entire unpaid principal balance plus accrued interest due and payable immediately.